UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2015

Date of reporting period:	9/30/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STOCK INDEX FUND

ANNUAL REPORT • SEPTEMBER 30, 2015

Objective

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and

information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. QMA is the primary business name for Quantitative Management Associates LLC, a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 16, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Stock Index Fund

Prudential Stock Index Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–1.08%	82.64%	84.37%
Class C	–1.70	77.00	72.04
Class I	–0.77	85.72	90.84
Class Z	–0.78	85.25	89.75
S&P 500 Index	–0.61	86.91	92.97
Lipper S&P 500 Index Objective Funds Average	–1.15	81.85	83.80

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–4.30%	12.06%	5.96%
Class C	–2.63	12.10	5.58
Class I	–0.77	13.18	6.68
Class Z	–0.78	13.12	6.62
S&P 500 Index	–0.61	13.33	6.79
Lipper S&P 500 Index Objective Funds Average	–1.15	12.70	6.27

Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–1.08%	12.80%	6.31%
Class C	–1.70	12.10	5.58
Class I	–0.77	13.18	6.68
Class Z	–0.78	13.12	6.62

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Stock Index Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	None	None

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper S&P 500 Index Objective Funds Average

The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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S&P 500 Index as of 9/30/15

*Sector weightings are subject to change.

Source: FactSet.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Prudential Investments LLC, its affiliates, and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance does not guarantee future results.

Prudential Stock Index Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Stock Index Fund’s Class A shares returned –1.08% for the 12-month reporting period that ended September 30, 2015, underperforming the –0.61% return of the S&P 500 Index (the Index), and slightly outperforming the –1.15% return of the Lipper S&P 500 Index Objective Funds Average.

•	The Fund closely tracked the performance of the S&P 500 Index over the 12-month period ending September 30, 2015.

•	The Fund holds all stocks included in the Index in approximately the same proportions.

•	The Fund held S&P 500 stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had a small negative impact on performance over the year.

What were market conditions?

•

US equities closed the fourth quarter of 2014 in positive territory. The Index posted a total return of 4.92% for the quarter. Investor fears over worsening economic conditions in Europe resurfaced in the fourth quarter, along with anxiety over higher interest rates, as the Federal Reserve (“Fed”) ended its Quantitative Easing (QE3) program. Oil prices plunged through mid-December on a supply glut. Subsequently, the energy sector’s weakness dragged all equities lower. However, stocks turned sharply higher, given the potential stimulus effects of cheaper oil. The Fed’s decision to keep interest rates low also contributed to the market rebound.

•

US equities closed the first quarter of 2015 with positive returns. The Index posted a total return of 0.95% for the quarter. Stocks declined in January on lower corporate earnings and the decline of the energy sector, which severely affected stocks in oil-related industries. In February, stocks bounced back to record highs on strong earnings. But more turbulence hit the markets in March, as the tech sector was hit hard, a strong US dollar took its toll on corporate profits generated abroad, and investor anxiety over a possible rise in interest rates heightened.

•

The second quarter of 2015 got off to a rough start and ended in a rough finish. The Index posted a total return of 0.28% for the quarter. In April, equity markets were rattled on news that US gross domestic product (GDP) in the first quarter had declined. But the GDP weakness was attributed to harsh weather conditions and an ongoing labor dispute in shipping ports in California. Subsequently, GDP outlooks were more positive, which helped overall stock performance. In May, the Index recorded new highs for the month. Later in the

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second quarter, however, US and global stock markets encountered severe turbulence over Greece possibly exiting the euro. In Asia, concerns over the potential instability of China’s equity markets also pressured US stocks.

•

In the third quarter of 2015, the Index returned –6.43%, as stocks encountered major turbulence over ongoing turmoil in Greece, China’s market drop and slowing economy, and falling oil prices. Investors focused on an anticipated interest rate hike by the Fed, which was widely expected to take place in September. China surprised global markets by devaluing its currency, the yuan, in order to protect its export markets from a more expensive dollar. This move sent Chinese equities plunging. China’s market woes and its slowing economy affected major equity markets for the remainder of the third quarter. US equities briefly entered into a correction.

Prudential Stock Index Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2015, at the beginning of the period, and held through the six-month period ended September 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investment funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Stock Index Fund		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$936.40	0.55%	$2.67
	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

Class C	Actual	$1,000.00	$933.30	1.21%	$5.86
	Hypothetical	$1,000.00	$1,019.00	1.21%	$6.12

Class I	Actual	$1,000.00	$937.70	0.19%	$0.92
	Hypothetical	$1,000.00	$1,024.12	0.19%	$0.96

Class Z	Actual	$1,000.00	$937.70	0.25%	$1.21
	Hypothetical	$1,000.00	$1,023.82	0.25%	$1.27

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Stock Index Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended September 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.61%	0.54%
C	1.26	1.19
I	0.26	0.19
Z	0.32	0.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.7%

COMMON STOCKS 97.3%

Aerospace & Defense 2.6%
Boeing Co. (The)	34,384	$4,502,585
General Dynamics Corp.	16,712	2,305,420
Honeywell International, Inc.	42,015	3,978,400
L-3 Communications Holdings, Inc.(a)	4,600	480,792
Lockheed Martin Corp.	14,556	3,017,604
Northrop Grumman Corp.	10,048	1,667,466
Precision Castparts Corp.	7,480	1,718,231
Raytheon Co.	16,344	1,785,745
Rockwell Collins, Inc.	7,363	602,588
Textron, Inc.	14,734	554,588
United Technologies Corp.	44,840	3,990,312

		24,603,731

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	7,700	521,906
Expeditors International of Washington, Inc.	10,500	494,025
FedEx Corp.	14,316	2,061,218
United Parcel Service, Inc. (Class B Stock)	37,400	3,691,006

		6,768,155

Airlines 0.6%
American Airlines Group, Inc.	36,500	1,417,295
Delta Air Lines, Inc.	43,500	1,951,845
Southwest Airlines Co.	34,974	1,330,411
United Continental Holdings, Inc.*	20,000	1,061,000

		5,760,551

Auto Components 0.4%
BorgWarner, Inc.	11,900	494,921
Delphi Automotive PLC (United Kingdom)	15,400	1,171,016
Goodyear Tire & Rubber Co. (The)	13,771	403,904
Johnson Controls, Inc.	34,556	1,429,236

		3,499,077

Automobiles 0.6%
Ford Motor Co.	209,438	2,842,074
General Motors Co.	76,300	2,290,526
Harley-Davidson, Inc.(a)	11,300	620,370

		5,752,970

See Notes to Financial Statements.

Prudential Stock Index Fund	11

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks 5.9%
Bank of America Corp.	560,095	$8,726,280
BB&T Corp.	42,058	1,497,265
Citigroup, Inc.	162,115	8,042,525
Comerica, Inc.	9,261	380,627
Fifth Third Bancorp	42,673	806,947
Huntington Bancshares, Inc.	41,929	444,447
JPMorgan Chase & Co.	198,293	12,089,924
KeyCorp	45,035	585,905
M&T Bank Corp.(a)	7,200	878,040
People’s United Financial, Inc.(a)	15,000	235,950
PNC Financial Services Group, Inc. (The)	27,602	2,462,098
Regions Financial Corp.	70,174	632,268
SunTrust Banks, Inc.	27,483	1,050,950
U.S. Bancorp	88,395	3,625,079
Wells Fargo & Co.	251,216	12,899,942
Zions Bancorporation	10,900	300,186

		54,658,433

Beverages 2.2%
Brown-Forman Corp. (Class B Stock)	6,430	623,067
Coca-Cola Co. (The)	209,764	8,415,732
Coca-Cola Enterprises, Inc.	11,200	541,520
Constellation Brands, Inc. (Class A Stock)	9,100	1,139,411
Dr. Pepper Snapple Group, Inc.	10,400	822,120
Molson Coors Brewing Co. (Class B Stock)	8,894	738,380
Monster Beverage Corp.*	8,050	1,087,877
PepsiCo, Inc.	79,151	7,463,939

		20,832,046

Biotechnology 3.0%
Alexion Pharmaceuticals, Inc.*	11,800	1,845,402
Amgen, Inc.	40,646	5,622,155
Baxalta, Inc.	28,574	900,367
Biogen, Inc.*	12,670	3,697,232
Celgene Corp.*	42,400	4,586,408
Gilead Sciences, Inc.	78,900	7,747,191
Regeneron Pharmaceuticals, Inc.*	4,150	1,930,331
Vertex Pharmaceuticals, Inc.*	13,200	1,374,648

		27,703,734

See Notes to Financial Statements.

12

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products 0.1%
Allegion PLC	5,233	$301,735
Masco Corp.	18,426	463,966

		765,701

Capital Markets 2.1%
Affiliated Managers Group, Inc.*	3,000	512,970
Ameriprise Financial, Inc.	9,971	1,088,135
Bank of New York Mellon Corp. (The)	59,938	2,346,573
BlackRock, Inc.	6,900	2,052,543
Charles Schwab Corp. (The)	61,211	1,748,186
E*TRADE Financial Corp.*	13,820	363,881
Franklin Resources, Inc.	21,142	787,751
Goldman Sachs Group, Inc. (The)	21,800	3,787,968
Invesco Ltd.	22,900	715,167
Legg Mason, Inc.	5,300	220,533
Morgan Stanley	81,636	2,571,534
Northern Trust Corp.	11,962	815,330
State Street Corp.	21,762	1,462,624
T. Rowe Price Group, Inc.	14,200	986,900

		19,460,095

Chemicals 2.1%
Air Products & Chemicals, Inc.	10,632	1,356,431
Airgas, Inc.	3,900	348,387
CF Industries Holdings, Inc.	13,100	588,190
Dow Chemical Co. (The)	61,136	2,592,166
E.I. du Pont de Nemours & Co.	47,944	2,310,901
Eastman Chemical Co.	7,886	510,382
Ecolab, Inc.	14,282	1,567,021
FMC Corp.	7,000	237,370
International Flavors & Fragrances, Inc.	4,675	482,741
LyondellBasell Industries NV (Class A Stock)	21,000	1,750,560
Monsanto Co.(a)	25,584	2,183,339
Mosaic Co. (The)	18,200	566,202
PPG Industries, Inc.	14,748	1,293,252
Praxair, Inc.	15,608	1,589,831
Sherwin-Williams Co. (The)	4,316	961,518
Sigma-Aldrich Corp.	6,582	914,371

		19,252,662

See Notes to Financial Statements.

Prudential Stock Index Fund	13

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.4%
ADT Corp. (The)(a)	8,600	$257,140
Cintas Corp.	5,400	463,050
Pitney Bowes, Inc.(a)	9,625	191,056
Republic Services, Inc.	12,475	513,970
Stericycle, Inc.*(a)	4,600	640,826
Tyco International PLC	22,000	736,120
Waste Management, Inc.	22,413	1,116,392

		3,918,554

Communications Equipment 1.5%
Cisco Systems, Inc.	272,944	7,164,780
F5 Networks, Inc.*	4,200	486,360
Harris Corp.	6,900	504,735
Juniper Networks, Inc.	18,600	478,206
Motorola Solutions, Inc.	8,916	609,676
QUALCOMM, Inc.	85,900	4,615,407

		13,859,164

Construction & Engineering 0.1%
Fluor Corp.(a)	8,074	341,934
Jacobs Engineering Group, Inc.*(a)	6,700	250,781
Quanta Services, Inc.*(a)	10,700	259,047

		851,762

Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,200	486,240
Vulcan Materials Co.	7,500	669,000

		1,155,240

Consumer Finance 0.7%
American Express Co.	45,659	3,384,702
Capital One Financial Corp.	29,266	2,122,370
Discover Financial Services	24,018	1,248,696
Navient Corp.	20,292	228,082

		6,983,850

Containers & Packaging 0.2%
Avery Dennison Corp.	4,768	269,726
Ball Corp.	7,264	451,821
Owens-Illinois, Inc.*(a)	8,600	178,192

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
Sealed Air Corp.	11,036	$517,368
WestRock Co.	13,933	716,713

		2,133,820

Distributors 0.1%
Genuine Parts Co.	8,199	679,615

Diversified Consumer Services 0.1%
H&R Block, Inc.	14,720	532,864

Diversified Financial Services 2.0%
Berkshire Hathaway, Inc. (Class B Stock)*	100,000	13,040,000
CME Group, Inc.	18,100	1,678,594
Intercontinental Exchange, Inc.	6,088	1,430,619
Leucadia National Corp.	15,000	303,900
McGraw Hill Financial, Inc.	14,700	1,271,550
Moody’s Corp.	9,676	950,183
Nasdaq, Inc.	5,900	314,647

		18,989,493

Diversified Telecommunication Services 2.3%
AT&T, Inc.	328,593	10,705,560
CenturyLink, Inc.	30,008	753,801
Frontier Communications Corp.	52,560	249,660
Level 3 Communications, Inc.*	15,500	677,195
Verizon Communications, Inc.	218,933	9,525,775

		21,911,991

Electric Utilities 1.7%
American Electric Power Co., Inc.	26,391	1,500,592
Duke Energy Corp.(a)	37,039	2,664,586
Edison International	17,362	1,095,021
Entergy Corp.	10,015	651,977
Eversource Energy	17,300	875,726
Exelon Corp.	44,812	1,330,916
FirstEnergy Corp.	22,077	691,231
NextEra Energy, Inc.	24,772	2,416,509
Pepco Holdings, Inc.	13,500	326,970
Pinnacle West Capital Corp.	5,700	365,598
PPL Corp.	35,652	1,172,594

See Notes to Financial Statements.

Prudential Stock Index Fund	15

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Southern Co. (The)	47,915	$2,141,800
Xcel Energy, Inc.	25,683	909,435

		16,142,955

Electrical Equipment 0.5%
AMETEK, Inc.	12,800	669,696
Eaton Corp. PLC	25,193	1,292,401
Emerson Electric Co.(a)	36,250	1,601,162
Rockwell Automation, Inc.(a)	7,263	736,977

		4,300,236

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. (Class A Stock)	16,500	840,840
Corning, Inc.	65,497	1,121,309
FLIR Systems, Inc.	6,300	176,337
TE Connectivity Ltd. (Switzerland)	22,100	1,323,569

		3,462,055

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	23,245	1,209,670
Cameron International Corp.*	10,100	619,332
Diamond Offshore Drilling, Inc.(a)	2,800	48,440
Ensco PLC (Class A Stock)	11,500	161,920
FMC Technologies, Inc.*	12,100	375,100
Halliburton Co.	44,722	1,580,922
Helmerich & Payne, Inc.(a)	6,100	288,286
National Oilwell Varco, Inc.(a)	19,900	749,235
Schlumberger Ltd.	68,141	4,699,685
Transocean Ltd.(a)	17,000	219,640

		9,952,230

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	23,708	3,427,465
CVS Health Corp.	60,099	5,798,351
Kroger Co. (The)	51,868	1,870,879
Sysco Corp.	30,380	1,183,909
Wal-Mart Stores, Inc.	84,326	5,467,698
Walgreens Boots Alliance, Inc.	46,078	3,829,082
Whole Foods Market, Inc.	19,200	607,680

		22,185,064

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food Products 1.7%
Archer-Daniels-Midland Co.	33,559	$1,391,021
Campbell Soup Co.	9,647	488,910
ConAgra Foods, Inc.	22,843	925,370
General Mills, Inc.(a)	31,944	1,793,017
Hershey Co. (The)	7,916	727,322
Hormel Foods Corp.(a)	7,500	474,825
J.M. Smucker Co. (The)(a)	5,500	627,495
Kellogg Co.	13,670	909,738
Keurig Green Mountain, Inc.	6,300	328,482
Kraft Heinz Co. (The)	31,855	2,248,326
McCormick & Co., Inc.(a)	6,500	534,170
Mead Johnson Nutrition Co.	10,865	764,896
Mondelez International, Inc. (Class A Stock)	86,966	3,641,266
Tyson Foods, Inc. (Class A Stock)(a)	14,800	637,880

		15,492,718

Gas Utilities
AGL Resources, Inc.	6,430	392,487

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	79,874	3,212,532
Baxter International, Inc.	28,574	938,656
Becton, Dickinson and Co.	11,281	1,496,537
Boston Scientific Corp.*	69,272	1,136,754
C.R. Bard, Inc.	4,212	784,738
DENTSPLY International, Inc.	7,200	364,104
Edwards Lifesciences Corp.*	5,800	824,586
Intuitive Surgical, Inc.*	2,050	942,139
Medtronic PLC	76,215	5,101,832
St. Jude Medical, Inc.	15,164	956,697
Stryker Corp.	17,000	1,599,700
Varian Medical Systems, Inc.*(a)	5,200	383,656
Zimmer Biomet Holdings, Inc.	9,011	846,403

		18,588,334

Health Care Providers & Services 2.8%
Aetna, Inc.	18,644	2,039,840
AmerisourceBergen Corp.	11,100	1,054,389
Anthem, Inc.	14,200	1,988,000
Cardinal Health, Inc.	18,073	1,388,368

See Notes to Financial Statements.

Prudential Stock Index Fund	17

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Cigna Corp.	14,091	$1,902,567
DaVita HealthCare Partners, Inc.*	9,200	665,436
Express Scripts Holding Co.*	37,170	3,009,283
HCA Holdings, Inc.*	17,100	1,322,856
Henry Schein, Inc.*	4,700	623,784
Humana, Inc.	8,110	1,451,690
Laboratory Corp. of America Holdings*	5,600	607,432
McKesson Corp.	12,676	2,345,440
Patterson Cos., Inc.(a)	4,400	190,300
Quest Diagnostics, Inc.	7,700	473,319
Tenet Healthcare Corp.*(a)	5,143	189,880
UnitedHealth Group, Inc.	51,548	5,980,083
Universal Health Services, Inc. (Class B Stock)	5,000	624,050

		25,856,717

Health Care Technology 0.1%
Cerner Corp.*	16,700	1,001,332

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	23,900	1,187,830
Chipotle Mexican Grill, Inc.*	1,760	1,267,640
Darden Restaurants, Inc.	6,753	462,850
Marriott International, Inc. (Class A Stock)(a)	11,170	761,794
McDonald’s Corp.	50,330	4,959,015
Royal Caribbean Cruises Ltd.	9,100	810,719
Starbucks Corp.	80,300	4,564,252
Starwood Hotels & Resorts Worldwide, Inc.	9,500	631,560
Wyndham Worldwide Corp.	6,651	478,207
Wynn Resorts Ltd.(a)	4,600	244,352
Yum! Brands, Inc.	22,964	1,835,972

		17,204,191

Household Durables 0.4%
D.R. Horton, Inc.	17,600	516,736
Garmin Ltd.(a)	6,200	222,456
Harman International Industries, Inc.(a)	3,700	355,163
Leggett & Platt, Inc.	7,400	305,250
Lennar Corp. (Class A Stock)(a)	9,700	466,861
Mohawk Industries, Inc.*	3,600	654,444
Newell Rubbermaid, Inc.	14,227	564,954

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables (cont’d.)
PulteGroup, Inc.	16,911	$319,111
Whirlpool Corp.	4,385	645,735

		4,050,710

Household Products 1.8%
Clorox Co. (The)	6,932	800,854
Colgate-Palmolive Co.	47,260	2,999,119
Kimberly-Clark Corp.	19,916	2,171,641
Procter & Gamble Co. (The)	145,023	10,432,955

		16,404,569

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	34,800	340,692
NRG Energy, Inc.	17,000	252,450

		593,142

Industrial Conglomerates 2.4%
3M Co.	34,098	4,834,073
Danaher Corp.	32,700	2,786,367
General Electric Co.	541,872	13,666,012
Roper Technologies, Inc.	5,600	877,520

		22,163,972

Insurance 2.7%
ACE Ltd.	17,400	1,799,160
Aflac, Inc.	23,000	1,336,990
Allstate Corp. (The)	22,108	1,287,570
American International Group, Inc.	70,001	3,977,457
Aon PLC	15,089	1,337,036
Assurant, Inc.	3,900	308,139
Chubb Corp. (The)	12,668	1,553,730
Cincinnati Financial Corp.	7,507	403,877
Genworth Financial, Inc. (Class A Stock)*	23,300	107,646
Hartford Financial Services Group, Inc. (The)	22,553	1,032,476
Lincoln National Corp.	13,251	628,893
Loews Corp.	15,117	546,328
Marsh & McLennan Cos., Inc.	28,540	1,490,359
MetLife, Inc.	59,200	2,791,280
Principal Financial Group, Inc.	14,100	667,494
Progressive Corp. (The)	29,916	916,626

See Notes to Financial Statements.

Prudential Stock Index Fund	19

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
Prudential Financial, Inc.(b)	24,100	$1,836,661
Torchmark Corp.	6,333	357,181
Travelers Cos., Inc. (The)	16,911	1,683,152
Unum Group	12,626	405,042
XL Group PLC (Ireland)	15,900	577,488

		25,044,585

Internet & Catalog Retail 1.9%
Amazon.com, Inc.*	20,660	10,575,647
Expedia, Inc.	5,300	623,704
Netflix, Inc.*	22,700	2,344,002
Priceline Group, Inc. (The)*	2,780	3,438,471
TripAdvisor, Inc.*(a)	6,300	397,026

		17,378,850

Internet Software & Services 3.7%
Akamai Technologies, Inc.*	9,900	683,694
eBay, Inc.*	59,200	1,446,848
Facebook, Inc. (Class A Stock)*	120,900	10,868,910
Google, Inc. (Class A Stock)*	15,580	9,945,804
Google, Inc. (Class C Stock)*	15,902	9,675,095
VeriSign, Inc.*(a)	5,700	402,192
Yahoo!, Inc.*	45,600	1,318,296

		34,340,839

IT Services 3.7%
Accenture PLC (Class A Stock)	33,900	3,331,014
Alliance Data Systems Corp.*	3,330	862,403
Automatic Data Processing, Inc.	25,078	2,015,268
Cognizant Technology Solutions Corp. (Class A Stock)*	32,900	2,059,869
Computer Sciences Corp.	7,251	445,066
Fidelity National Information Services, Inc.	15,400	1,033,032
Fiserv, Inc.*	12,900	1,117,269
International Business Machines Corp.	48,134	6,977,986
MasterCard, Inc. (Class A Stock)	53,600	4,830,432
Paychex, Inc.(a)	17,625	839,479
PayPal Holdings, Inc.*	58,600	1,818,944
Teradata Corp.*(a)	7,600	220,096
Total System Services, Inc.	9,071	412,096
Visa, Inc. (Class A Stock)	104,720	7,294,795

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
Western Union Co. (The)(a)	25,752	$472,807
Xerox Corp.	54,600	531,258

		34,261,814

Leisure Products 0.1%
Hasbro, Inc.	5,954	429,521
Mattel, Inc.(a)	17,013	358,294

		787,815

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	18,098	621,304
PerkinElmer, Inc.	6,170	283,573
Thermo Fisher Scientific, Inc.	21,402	2,617,037
Waters Corp.*	4,500	531,945

		4,053,859

Machinery 1.2%
Caterpillar, Inc.(a)	32,156	2,101,716
Cummins, Inc.(a)	8,916	968,099
Deere & Co.	17,380	1,286,120
Dover Corp.	8,462	483,857
Flowserve Corp.	6,900	283,866
Illinois Tool Works, Inc.	18,336	1,509,236
Ingersoll-Rand PLC	13,800	700,626
Joy Global, Inc.(a)	4,700	70,171
PACCAR, Inc.	18,664	973,701
Parker-Hannifin Corp.(a)	7,438	723,718
Pentair PLC (United Kingdom)	9,946	507,644
Snap-on, Inc.	3,242	489,348
Stanley Black & Decker, Inc.	8,288	803,770
Xylem, Inc.	9,300	305,505

		11,207,377

Media 3.1%
Cablevision Systems Corp. (Class A Stock)	11,700	379,899
CBS Corp. (Class B Stock)	24,676	984,572
Comcast Corp. (Class A Stock)	114,685	6,523,283
Comcast Corp. (Special Class A Stock)	18,800	1,076,112
Discovery Communications, Inc. (Class A Stock)*(a)	7,400	192,622
Discovery Communications, Inc. (Class C Stock)*(a)	13,900	337,631

See Notes to Financial Statements.

Prudential Stock Index Fund	21

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
Interpublic Group of Cos., Inc. (The)	21,388	$409,152
News Corp. (Class A Stock)	22,275	281,111
News Corp. (Class B Stock)	2,700	34,614
Omnicom Group, Inc.	13,034	858,941
Scripps Networks Interactive, Inc. (Class A Stock)(a)	5,200	255,788
TEGNA, Inc.(a)	11,589	259,478
Time Warner Cable, Inc.	14,781	2,651,268
Time Warner, Inc.	43,974	3,023,212
Twenty-First Century Fox, Inc. (Class A Stock)	68,700	1,853,526
Twenty-First Century Fox, Inc. (Class B Stock)	20,000	541,400
Viacom, Inc. (Class B Stock)	19,476	840,389
Walt Disney Co. (The)	83,213	8,504,369

		29,007,367

Metals & Mining 0.2%
Alcoa, Inc.	68,044	657,305
Freeport-McMoRan, Inc.(a)	60,992	591,012
Newmont Mining Corp.	26,897	432,235
Nucor Corp.	16,712	627,536

		2,308,088

Multi-Utilities 1.2%
Ameren Corp.	12,469	527,065
CenterPoint Energy, Inc.	22,179	400,109
CMS Energy Corp.(a)	14,300	505,076
Consolidated Edison, Inc.	15,751	1,052,954
Dominion Resources, Inc.	32,004	2,252,442
DTE Energy Co.	9,987	802,655
NiSource, Inc.	16,900	313,495
PG&E Corp.	25,153	1,328,078
Public Service Enterprise Group, Inc.	26,894	1,133,851
SCANA Corp.(a)	7,800	438,828
Sempra Energy	12,698	1,228,151
TECO Energy, Inc.	10,800	283,608
WEC Energy Group, Inc.(a)	16,633	868,575

		11,134,887

Multiline Retail 0.7%
Dollar General Corp.	16,000	1,159,040
Dollar Tree, Inc.*	12,042	802,720

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
Kohl’s Corp.(a)	11,000	$509,410
Macy’s, Inc.	18,282	938,232
Nordstrom, Inc.	7,400	530,654
Target Corp.	34,382	2,704,488

		6,644,544

Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	26,836	1,620,626
Apache Corp.	20,348	796,828
Cabot Oil & Gas Corp.	22,000	480,920
Chesapeake Energy Corp.(a)	26,100	191,313
Chevron Corp.	100,792	7,950,473
Cimarex Energy Co.	5,300	543,144
Columbia Pipeline Group, Inc.	16,900	309,101
ConocoPhillips(a)	66,157	3,172,890
CONSOL Energy, Inc.(a)	11,900	116,620
Devon Energy Corp.	20,800	771,472
EOG Resources, Inc.	29,100	2,118,480
EQT Corp.	8,300	537,591
Exxon Mobil Corp.	223,352	16,606,221
Hess Corp.	13,334	667,500
Kinder Morgan, Inc.	96,380	2,667,798
Marathon Oil Corp.	34,878	537,121
Marathon Petroleum Corp.	29,378	1,361,083
Murphy Oil Corp.(a)	8,600	208,120
Newfield Exploration Co.*	8,500	279,650
Noble Energy, Inc.	21,900	660,942
Occidental Petroleum Corp.	40,776	2,697,332
ONEOK, Inc.	11,100	357,420
Phillips 66	25,628	1,969,256
Pioneer Natural Resources Co.	8,100	985,284
Range Resources Corp.(a)	8,500	273,020
Southwestern Energy Co.*(a)	19,800	251,262
Spectra Energy Corp.	35,484	932,165
Tesoro Corp.	6,800	661,232
Valero Energy Corp.	27,700	1,664,770
Williams Cos., Inc. (The)	35,592	1,311,565

		52,701,199

See Notes to Financial Statements.

Prudential Stock Index Fund	23

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Paper & Forest Products 0.1%
International Paper Co.	22,784	$861,007

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,300	992,364

Pharmaceuticals 6.0%
AbbVie, Inc.	90,474	4,922,690
Allergan PLC*	20,845	5,665,880
Bristol-Myers Squibb Co.	89,779	5,314,917
Eli Lilly & Co.	52,397	4,385,105
Endo International PLC*	10,700	741,296
Johnson & Johnson	148,869	13,896,921
Mallinckrodt PLC*	6,300	402,822
Merck & Co., Inc.	151,233	7,469,398
Mylan NV*(a)	22,200	893,772
Perrigo Co. PLC	8,000	1,258,160
Pfizer, Inc.	331,023	10,397,432
Zoetis, Inc.	26,300	1,083,034

		56,431,427

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	1,900	199,500
Equifax, Inc.	6,530	634,585
Nielsen Holdings PLC	19,000	844,930
Robert Half International, Inc.	7,600	388,816

		2,067,831

Real Estate Investment Trusts (REITs) 2.6%
American Tower Corp.	22,500	1,979,550
Apartment Investment & Management Co. (Class A Stock)	8,180	302,824
AvalonBay Communities, Inc.	7,011	1,225,663
Boston Properties, Inc.	8,400	994,560
Crown Castle International Corp.	18,400	1,451,208
Equinix, Inc.	3,200	874,880
Equity Residential	19,600	1,472,352
Essex Property Trust, Inc.	3,700	826,654
General Growth Properties, Inc.	32,300	838,831
HCP, Inc.(a)	23,800	886,550
Host Hotels & Resorts, Inc.	39,036	617,159
Iron Mountain, Inc.	9,805	304,151
Kimco Realty Corp.	20,700	505,701

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Macerich Co. (The)	7,400	$568,468
Plum Creek Timber Co., Inc.	8,800	347,688
Prologis, Inc.	27,637	1,075,080
Public Storage	7,900	1,671,877
Realty Income Corp.	11,800	559,202
Simon Property Group, Inc.	16,789	3,084,475
SL Green Realty Corp.	5,400	584,064
Ventas, Inc.	17,933	1,005,324
Vornado Realty Trust	9,384	848,501
Welltower, Inc.	19,000	1,286,680
Weyerhaeuser Co.	27,359	747,995

		24,059,437

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	14,600	467,200

Road & Rail 0.8%
CSX Corp.	51,718	1,391,214
JB Hunt Transport Services, Inc.(a)	4,900	349,860
Kansas City Southern	6,200	563,456
Norfolk Southern Corp.	16,611	1,269,080
Ryder System, Inc.	2,821	208,867
Union Pacific Corp.	46,716	4,130,162

		7,912,639

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	16,400	821,312
Analog Devices, Inc.	16,500	930,765
Applied Materials, Inc.	63,788	937,046
Avago Technologies Ltd. (Singapore)	14,000	1,750,140
Broadcom Corp. (Class A Stock)	29,200	1,501,756
First Solar, Inc.*	3,800	162,450
Intel Corp.	253,788	7,649,170
KLA-Tencor Corp.	8,220	411,000
Lam Research Corp.	8,862	578,954
Linear Technology Corp.(a)	12,700	512,445
Microchip Technology, Inc.(a)	10,700	461,063
Micron Technology, Inc.*(a)	55,616	833,128
NVIDIA Corp.	26,800	660,620
Qorvo, Inc.*	7,571	341,074

See Notes to Financial Statements.

Prudential Stock Index Fund	25

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Skyworks Solutions, Inc.	10,300	$867,363
Texas Instruments, Inc.(a)	55,452	2,745,983
Xilinx, Inc.	13,500	572,400

		21,736,669

Software 3.8%
Activision Blizzard, Inc.	25,800	796,962
Adobe Systems, Inc.*	26,440	2,173,897
Autodesk, Inc.*	12,120	534,977
CA, Inc.	16,458	449,303
Citrix Systems, Inc.*	9,000	623,520
Electronic Arts, Inc.*	16,500	1,117,875
Intuit, Inc.	14,900	1,322,375
Microsoft Corp.	428,912	18,983,645
Oracle Corp.	172,740	6,239,369
Red Hat, Inc.*	9,700	697,236
salesforce.com, inc.*	32,800	2,277,304
Symantec Corp.	35,817	697,357

		35,913,820

Specialty Retail 2.6%
Advance Auto Parts, Inc.	3,650	691,785
AutoNation, Inc.*	3,923	228,240
AutoZone, Inc.*(a)	1,740	1,259,464
Bed Bath & Beyond, Inc.*	9,000	513,180
Best Buy Co., Inc.	16,800	623,616
CarMax, Inc.*	11,400	676,248
GameStop Corp. (Class A Stock)(a)	5,600	230,776
Gap, Inc. (The)	13,713	390,821
Home Depot, Inc. (The)	69,084	7,978,511
L. Brands, Inc.	13,222	1,191,699
Lowe’s Cos., Inc.	50,196	3,459,508
O’Reilly Automotive, Inc.*	5,400	1,350,000
Ross Stores, Inc.	22,400	1,085,728
Signet Jewelers Ltd.	4,000	544,520
Staples, Inc.	32,925	386,210
Tiffany & Co.	6,000	463,320
TJX Cos., Inc. (The)	36,164	2,582,833
Tractor Supply Co.	7,500	632,400
Urban Outfitters, Inc.*(a)	5,300	155,714

		24,444,573

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	306,238	$33,778,051
EMC Corp.	105,204	2,541,729
Hewlett-Packard Co.	96,202	2,463,733
NetApp, Inc.	16,300	482,480
SanDisk Corp.(a)	11,000	597,630
Seagate Technology PLC(a)	17,200	770,560
Western Digital Corp.	12,400	985,056

		41,619,239

Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.	14,300	413,699
Fossil Group, Inc.*(a)	2,500	139,700
Hanesbrands, Inc.	20,400	590,376
Michael Kors Holdings Ltd.*	10,900	460,416
NIKE, Inc. (Class B Stock)	36,752	4,519,393
PVH Corp.	4,600	468,924
Ralph Lauren Corp.	3,300	389,928
Under Armour, Inc. (Class A Stock)*	9,000	871,020
VF Corp.	18,736	1,277,983

		9,131,439

Thrifts & Mortgage Finance
Hudson City Bancorp, Inc.	22,600	229,842

Tobacco 1.5%
Altria Group, Inc.	105,279	5,727,177
Philip Morris International, Inc.	83,379	6,614,456
Reynolds American, Inc.	43,332	1,918,308

		14,259,941

Trading Companies & Distributors 0.2%
Fastenal Co.(a)	14,000	512,540
United Rentals, Inc.*	5,400	324,270
W.W. Grainger, Inc.(a)	3,274	703,943

		1,540,753

TOTAL COMMON STOCKS (cost $361,740,674)		908,403,625

See Notes to Financial Statements.

Prudential Stock Index Fund	27

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
EXCHANGE TRADED FUND 0.4%
iShares Core S&P 500 ETF(a) (cost $4,218,970)	20,400	$3,931,284

TOTAL LONG-TERM INVESTMENTS (cost $365,959,644)		912,334,909

SHORT-TERM INVESTMENTS 7.8%

AFFILIATED MONEY MARKET MUTUAL FUND 7.6%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $70,839,712; includes $46,393,441 of cash collateral for securities on loan) (Note 3)(c)(d)	70,839,712	70,839,712

	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Bill, 0.214%, 03/03/16 (cost $2,198,023)(e)(f)	2,200	2,199,754

TOTAL SHORT-TERM INVESTMENTS (cost $73,037,735)		73,039,466

TOTAL INVESTMENTS 105.5% (cost $438,997,379) (Note 5)		985,374,375
Liabilities in excess of other assets(g) (5.5)%		(51,370,651)

NET ASSETS 100.0%		$934,003,724

The following abbreviations are used in the annual report:

ETF—Exchange Traded Fund

OTC—Over-the-counter

*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,265,632; cash collateral of $46,393,441 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance.
(b)	An affiliated security.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Rate quoted represents yield-to-maturity as of purchase date.

See Notes to Financial Statements.

28

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(g)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts as follows:

Futures contracts outstanding at September 30, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2015	Unrealized Depreciation(1)
	Long Positions:
104	S&P 500 E-Mini	Dec. 2015	$10,213,585	$9,925,240	$(288,345)
30	S&P 500 Index	Dec. 2015	14,552,894	14,315,250	(237,644)

					$(525,989)

(1)	A U.S. Treasury Obligation with a market value of $2,199,754 has been segregated with UBS AG to cover requirements for open contracts at September 30, 2015.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$24,603,731	$—	$—
Air Freight & Logistics	6,768,155	—	—
Airlines	5,760,551	—	—
Auto Components	3,499,077	—	—
Automobiles	5,752,970	—	—
Banks	54,658,433	—	—

See Notes to Financial Statements.

Prudential Stock Index Fund	29

Portfolio of Investments

as of September 30, 2015 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Beverages	$20,832,046	$—	$—
Biotechnology	27,703,734	—	—
Building Products	765,701	—	—
Capital Markets	19,460,095	—	—
Chemicals	19,252,662	—	—
Commercial Services & Supplies	3,918,554	—	—
Communications Equipment	13,859,164	—	—
Construction & Engineering	851,762	—	—
Construction Materials	1,155,240	—	—
Consumer Finance	6,983,850	—	—
Containers & Packaging	2,133,820	—	—
Distributors	679,615	—	—
Diversified Consumer Services	532,864	—	—
Diversified Financial Services	18,989,493	—	—
Diversified Telecommunication Services	21,911,991	—	—
Electric Utilities	16,142,955	—	—
Electrical Equipment	4,300,236	—	—
Electronic Equipment, Instruments & Components	3,462,055	—	—
Energy Equipment & Services	9,952,230	—	—
Food & Staples Retailing	22,185,064	—	—
Food Products	15,492,718	—	—
Gas Utilities	392,487	—	—
Health Care Equipment & Supplies	18,588,334	—	—
Health Care Providers & Services	25,856,717	—	—
Health Care Technology	1,001,332	—	—
Hotels, Restaurants & Leisure	17,204,191	—	—
Household Durables	4,050,710	—	—
Household Products	16,404,569	—	—
Independent Power & Renewable Electricity Producers	593,142	—	—
Industrial Conglomerates	22,163,972	—	—
Insurance	25,044,585	—	—
Internet & Catalog Retail	17,378,850	—	—
Internet Software & Services	34,340,839	—	—
IT Services	34,261,814	—	—
Leisure Products	787,815	—	—
Life Sciences Tools & Services	4,053,859	—	—
Machinery	11,207,377	—	—
Media	29,007,367	—	—
Metals & Mining	2,308,088	—	—
Multi-Utilities	11,134,887	—	—
Multiline Retail	6,644,544	—	—
Oil, Gas & Consumable Fuels	52,701,199	—	—

See Notes to Financial Statements.

30

	Level 1	Level 2	Level 3
Common Stocks (continued)
Paper & Forest Products	$861,007	$—	$—
Personal Products	992,364	—	—
Pharmaceuticals	56,431,427	—	—
Professional Services	2,067,831	—	—
Real Estate Investment Trusts (REITs)	24,059,437	—	—
Real Estate Management & Development	467,200	—	—
Road & Rail	7,912,639	—	—
Semiconductors & Semiconductor Equipment	21,736,669	—	—
Software	35,913,820	—	—
Specialty Retail	24,444,573	—	—
Technology Hardware, Storage & Peripherals	41,619,239	—	—
Textiles, Apparel & Luxury Goods	9,131,439	—	—
Thrifts & Mortgage Finance	229,842	—	—
Tobacco	14,259,941	—	—
Trading Companies & Distributors	1,540,753	—	—
Exchange Traded Fund	3,931,284	—	—
Affiliated Money Market Mutual Fund	70,839,712	—	—
U.S. Treasury Obligation	—	2,199,754	—
Other Financial Instruments*
Financial Futures Contracts	(525,989)	—	—

Total	$982,648,632	$2,199,754	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 5.0% of collateral for securities on loan)	7.6%
Pharmaceuticals	6.0
Banks	5.9
Oil, Gas & Consumable Fuels	5.6
Technology Hardware, Storage & Peripherals	4.5
Software	3.8
Internet Software & Services	3.7
IT Services	3.7
Media	3.1
Biotechnology	3.0
Health Care Providers & Services	2.8
Insurance	2.7
Aerospace & Defense	2.6%
Specialty Retail	2.6
Real Estate Investment Trusts (REITs)	2.6
Food & Staples Retailing	2.4
Industrial Conglomerates	2.4
Diversified Telecommunication Services	2.3
Semiconductors & Semiconductor Equipment	2.3
Beverages	2.2
Capital Markets	2.1
Chemicals	2.1
Diversified Financial Services	2.0
Health Care Equipment & Supplies	2.0
Internet & Catalog Retail	1.9

See Notes to Financial Statements.

Prudential Stock Index Fund	31

Portfolio of Investments

as of September 30, 2015 continued

Hotels, Restaurants & Leisure	1.8%
Household Products	1.8
Electric Utilities	1.7
Food Products	1.7
Tobacco	1.5
Communications Equipment	1.5
Machinery	1.2
Multi-Utilities	1.2
Energy Equipment & Services	1.1
Textiles, Apparel & Luxury Goods	1.0
Road & Rail	0.8
Consumer Finance	0.7
Air Freight & Logistics	0.7
Multiline Retail	0.7
Airlines	0.6
Automobiles	0.6
Electrical Equipment	0.5
Life Sciences Tools & Services	0.4
Household Durables	0.4
Exchange Traded Fund	0.4
Commercial Services & Supplies	0.4
Auto Components	0.4
Electronic Equipment, Instruments & Components	0.4
Metals & Mining	0.2%
U.S. Treasury Obligation	0.2
Containers & Packaging	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Construction Materials	0.1
Health Care Technology	0.1
Personal Products	0.1
Paper & Forest Products	0.1
Construction & Engineering	0.1
Leisure Products	0.1
Building Products	0.1
Distributors	0.1
Independent Power & Renewable Electricity Producers	0.1
Diversified Consumer Services	0.1
Real Estate Management & Development	0.1

105.5
Liabilities in excess of other assets	(5.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker—variation margin futures	$525,989	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

32

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$668,906

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(359,188)

For the year ended September 30, 2015, the Fund’s average value at trade date for futures long positions was $30,734,899.

See Notes to Financial Statements.

Prudential Stock Index Fund	33

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Investments at value, including securities on loan of $46,265,632:
Unaffiliated investments (cost $367,341,624)	$912,698,002
Affiliated investments (cost $71,655,755)	72,676,373
Cash	63
Dividends receivable	1,124,155
Receivable for Fund shares sold	699,813
Due from broker—variation margin futures	433,211
Tax reclaim receivable	532
Prepaid expenses	9,984

Total assets	987,642,133

Liabilities
Payable to broker for collateral for securities on loan	46,393,441
Payable for Fund shares reacquired	3,553,162
Payable for investments purchased	3,298,505
Accrued expenses	130,764
Affiliated transfer agent fee payable	109,099
Distribution fee payable	91,067
Management fee payable	62,371

Total liabilities	53,638,409

Net Assets	$934,003,724

Net assets were comprised of:
Shares of beneficial interest, at par	$22,776
Paid-in capital in excess of par	362,786,458

362,809,234
Undistributed net investment income	15,464,744
Accumulated net realized gain on investment transactions	9,878,739
Net unrealized appreciation on investments	545,851,007

Net assets, September 30, 2015	$934,003,724

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($200,333,727 ÷ 4,896,717 shares of beneficial interest issued and outstanding)	$40.91
Maximum sales charge (3.25% of offering price)	1.37

Maximum offering price to public	$42.28

Class C
Net asset value, offering price and redemption price per share ($49,462,157 ÷ 1,219,475 shares of beneficial interest issued and outstanding)	$40.56

Class I
Net asset value, offering price and redemption price per share
($295,411,896 ÷ 7,192,762 shares of beneficial interest issued and outstanding)	$41.07

Class Z
Net asset value, offering price and redemption price per share
($388,795,944 ÷ 9,467,038 shares of beneficial interest issued and outstanding)	$41.07

See Notes to Financial Statements.

Prudential Stock Index Fund	35

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,481)	$19,956,435
Affiliated dividend income	106,925
Affiliated income from securities lending, net	67,657
Interest income	2,101

Total income	20,133,118

Expenses
Management fee	1,487,838
Distribution fee—Class A	631,670
Distribution fee—Class C	469,445
Custodian and accounting fees	130,000
Transfer agent fee—Class A (including affiliated expense of $154,000)	253,000
Transfer agent fee—Class C (including affiliated expense of $5,000)	29,000
Transfer agent fee—Class I (including affiliated expense of $204,000)	204,000
Transfer agent fee—Class Z (including affiliated expense of $575,000)	575,000
Shareholders’ reports	121,000
Registration fees	75,000
Trustees’ fees	30,000
Legal fees and expenses	27,000
Audit fee	24,000
Insurance expenses	11,000
Loan Interest expense	66
Miscellaneous	18,463

Total expenses	4,086,482
Less: Management fee waiver	(694,324)

Net expenses	3,392,158

Net investment income	16,740,960

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	18,011,252
Futures transactions	668,906

18,680,158

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(280,951))	(44,285,263)
Futures	(359,188)

(44,644,451)

Net loss on investment transactions	(25,964,293)

Net Decrease In Net Assets Resulting From Operations	$(9,223,333)

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$16,740,960	$14,788,529
Net realized gain on investment transactions	18,680,158	46,273,904
Net change in unrealized appreciation (depreciation) on investments	(44,644,451)	93,638,094

Net increase (decrease) in net assets resulting from operations	(9,223,333)	154,700,527

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(2,772,211)	(2,095,357)
Class C	(336,055)	(198,743)
Class I	(4,457,273)	(3,431,791)
Class Z	(7,305,498)	(6,202,457)

	(14,871,037)	(11,928,348)

Distributions from net realized gains
Class A	(9,526,261)	(381,468)
Class C	(1,988,380)	(69,520)
Class I	(12,540,604)	(495,263)
Class Z	(21,267,117)	(928,809)

	(45,322,362)	(1,875,060)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	305,176,212	170,437,276
Net asset value of shares issued in reinvestment of dividends and distributions	59,793,540	13,641,211
Cost of shares reacquired	(278,057,023)	(228,878,658)

Net increase (decrease) in net assets from Fund share transactions	86,912,729	(44,800,171)

Total increase	17,495,997	96,096,948

Net Assets:
Beginning of year	916,507,727	820,410,779

End of year(a)	$934,003,724	$916,507,727

(a) Includes undistributed net investment income of:	$15,464,744	$13,650,514

See Notes to Financial Statements.

Prudential Stock Index Fund	37

Notes to Financial Statements

Prudential Investment Portfolios 8 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Prudential Stock Index Fund (the “Fund”). The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options that are traded on a national securities exchange are

38

valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Stock Index Fund	39

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to maintain exposure to equities and provide portfolio liquidity. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse

40

acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded

Prudential Stock Index Fund	41

Notes to Financial Statements

continued

accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

42

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .15% of the Fund’s average daily net assets up to and including $1 billion and .10% of such average daily net assets in excess of $1 billion. The Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of Fund through January 31, 2017. The effective management fee rate before any waivers and/or expense reimbursement was .15% of the average daily net assets for the year ended September 30, 2015. The effective management fee rate, net of waivers and/or expense reimbursement, was .08%.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution, (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I and Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $152,947 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2015, it received $15 and $5,654 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholder, respectively.

Prudential Stock Index Fund	43

Notes to Financial Statements

continued

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A and C each compensate PMFS for its services as they are incurred.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended September 30, 2015, PIM was compensated approximately $19,700 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2015, were $120,548,411 and $61,934,443, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more

44

closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2015, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $55,693 due to distribution reclass and other book to tax differences. Net investment income, net realized gain on investments and net assets were not affected by this change.

For the year ended September 30, 2015, the tax character of dividends paid by the Fund were $17,498,405 from ordinary income and $42,694,994 from long-term capital gains. For the year ended September 30, 2014, the tax character of dividends paid by the Fund were $11,928,348 from ordinary income and $1,875,060 from long-term capital gains.

As of September 30, 2015, the accumulated undistributed earnings on a tax basis were $16,852,253 of ordinary income and $16,464,265 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$447,496,402	$556,769,462	$(18,891,489)	$537,877,973

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustments and other tax adjustments.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or

Prudential Stock Index Fund	45

Notes to Financial Statements

continued

more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge (“CDSC”), although they are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first year.

Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value, currently of one series, divided into four classes, designated Class A, Class C, Class I and Class Z. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,332,858	$58,427,777
Shares issued in reinvestment of dividends and distributions	276,458	12,089,501
Shares reacquired	(1,125,631)	(49,410,316)

Net increase (decrease) in shares outstanding before conversion	483,685	21,106,962
Shares issued upon conversion from other share class(es)	282	12,482
Shares reacquired upon conversion into other share class(es)	(72,761)	(3,203,484)

Net increase (decrease) in shares outstanding	411,206	$17,915,960

Year ended September 30, 2014:
Shares sold	1,057,138	$43,682,829
Shares issued in reinvestment of dividends and distributions	61,893	2,421,271
Shares reacquired	(970,302)	(40,179,359)

Net increase (decrease) in shares outstanding before conversion	148,729	5,924,741
Shares issued upon conversion from other share class(es)	593	26,095
Shares reacquired upon conversion into other share class(es)	(4,578)	(178,608)

Net increase (decrease) in shares outstanding	144,744	$5,772,228

46

Class C	Shares	Amount
Year ended September 30, 2015:
Shares sold	424,910	$18,528,978
Shares issued in reinvestment of dividends and distributions	51,764	2,255,861
Shares reacquired	(144,306)	(6,269,481)

Net increase (decrease) in shares outstanding before conversion	332,368	14,515,358
Shares reacquired upon conversion into other share class(es)	(799)	(35,348)

Net increase (decrease) in shares outstanding	331,569	$14,480,010

Year ended September 30, 2014:
Shares sold	188,195	$7,775,012
Shares issued in reinvestment of dividends and distributions	6,625	258,525
Shares reacquired	(88,143)	(3,615,900)

Net increase (decrease) in shares outstanding before conversion	106,677	4,417,637
Shares reacquired upon conversion into other share class(es)	(2,466)	(103,367)

Net increase (decrease) in shares outstanding	104,211	$4,314,270

Class I
Year ended September 30, 2015:
Shares sold	2,535,333	$111,065,765
Shares issued in reinvestment of dividends and distributions	387,419	16,968,958
Shares reacquired	(1,525,326)	(67,151,121)

Net increase (decrease) in shares outstanding before conversion	1,397,426	60,883,602
Shares issued upon conversion from class(es)	6,201	283,453

Net increase (decrease) in shares outstanding	1,403,627	$61,167,055

Year ended September 30, 2014:
Shares sold	880,960	$36,923,342
Shares issued in reinvestment of dividends and distributions	98,424	3,853,305
Shares reacquired	(1,126,200)	(46,740,710)

Net increase (decrease) in shares outstanding before conversion	(146,816)	(5,964,063)
Shares issued upon conversion from class(es)	451	20,041

Net increase (decrease) in shares outstanding	(146,365)	$(5,944,022)

Prudential Stock Index Fund	47

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2015:
Shares sold	2,651,615	$117,153,692
Shares issued in reinvestment of dividends and distributions	650,062	28,479,220
Shares reacquired	(3,533,599)	(155,226,105)

Net increase (decrease) in shares outstanding before conversion	(231,922)	(9,593,193)
Shares issued upon conversion from other share class(es)	66,977	2,949,084
Shares reacquired upon conversion into other share class(es)	(141)	(6,187)

Net increase (decrease) in shares outstanding	(165,086)	$(6,650,296)

Year ended September 30, 2014:
Shares sold	1,976,752	$82,056,093
Shares issued in reinvestment of dividends and distributions	181,468	7,108,110
Shares reacquired	(3,332,087)	(138,342,689)

Net increase (decrease) in shares outstanding before conversion	(1,173,867)	(49,178,486)
Shares issued upon conversion from other shares class(es)	5,967	235,839

Net increase (decrease) in shares outstanding	(1,167,900)	$(48,942,647)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% on the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015 and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% on the unused portion of the SCA.

The Fund utilized the SCA during the year ended September 30, 2015. The average daily balance for the 1 day the Fund had loans outstanding during the period was

48

$1,653,000, borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding amount during the period was $1,653,000. At September 30, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Stock Index Fund	49

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$43.97	$37.45	$32.09	$25.16	$25.34
Income (loss) from investment operations:
Net investment income	.65	.61	.58	.47	.40
Net realized and unrealized gain (loss) on investment transactions	(.93)	6.47	5.30	6.90	(.20)
Total from investment operations	(.28)	7.08	5.88	7.37	.20
Less Dividends and Distributions:
Dividends from net investment income	(.63)	(.47)	(.52)	(.44)	(.38)
Distributions from net realized gains	(2.15)	(.09)	-	-	-
Total dividends and distributions	(2.78)	(.56)	(.52)	(.44)	(.38)
Net asset value, end of year	$40.91	$43.97	$37.45	$32.09	$25.16
Total Return(b):	(1.06)%	19.09%	18.71%	29.60%	.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$200,334	$197,250	$162,557	$144,851	$118,691
Average net assets (000)	$210,562	$184,199	$153,755	$135,485	$131,565
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.54%	.53%	.54%	.55%	.55%
Expenses before waivers and/or expense reimbursement	.61%	.67%	.76%	.77%	.77%
Net investment income	1.49%	1.47%	1.69%	1.61%	1.43%
Portfolio turnover rate	6%	4%	3%	4%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$43.64	$37.18	$31.87	$24.99	$25.18
Income (loss) from investment operations:
Net investment income	.37	.35	.36	.29	.23
Net realized and unrealized gain (loss) on investment and transactions	(.94)	6.45	5.29	6.86	(.19)
Total from investment operations	(.57)	6.80	5.65	7.15	.04
Less Dividends and Distributions:
Dividends from net investment income	(.36)	(.25)	(.34)	(.27)	(.23)
Distributions from net realized gains	(2.15)	(.09)	-	-	-
Total dividends and distributions	(2.51)	(.34)	(.34)	(.27)	(.23)
Net asset value, end of year	$40.56	$43.64	$37.18	$31.87	$24.99
Total Return(b):	(1.70)%	18.38%	17.96%	28.78%	.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,462	$38,749	$29,139	$23,924	$20,351
Average net assets (000)	$46,945	$34,419	$25,730	$23,103	$23,884
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.19%	1.16%	1.16%	1.17%	1.17%
Expenses before waivers and/or expense reimbursement	1.26%	1.30%	1.38%	1.39%	1.39%
Net investment income	.85%	.84%	1.06%	.99%	.81%
Portfolio turnover rate	6%	4%	3%	4%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Stock Index Fund	51

Financial Highlights

continued

Class I Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$44.14	$37.57	$32.20	$25.25	$25.43
Income (loss) from investment operations:
Net investment income	.81	.75	.70	.55	.50
Net realized and unrealized gain (loss) on investment and transactions	(.97)	6.51	5.30	6.94	(.21)
Total from investment operations	(.16)	7.26	6.00	7.49	.29
Less Dividends and Distributions:
Dividends from net investment income	(.76)	(.60)	(.63)	(.54)	(.47)
Distributions from net realized gains	(2.15)	(.09)	-	-	-
Total dividends and distributions	(2.91)	(.69)	(.63)	(.54)	(.47)
Net asset value, end of year	$41.07	$44.14	$37.57	$32.20	$25.25
Total Return(b):	(.77)%	19.54%	19.09%	30.06%	1.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$295,412	$255,507	$222,993	$176,040	$331,595
Average net assets (000)	$291,839	$241,829	$193,507	$214,339	$376,719
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.19%	.19%	.19%	.19%	.19%
Expenses before waivers and/or expense reimbursement	.26%	.33%	.41%	.41%	.41%
Net investment income	1.83%	1.81%	2.03%	2.00%	1.79%
Portfolio turnover rate	6%	4%	3%	4%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$44.12	$37.57	$32.19	$25.25	$25.42
Income (loss) from investment operations:
Net investment income	.78	.73	.68	.56	.48
Net realized and unrealized gain (loss) on investment transactions	(.94)	6.49	5.31	6.90	(.20)
Total from investment operations	(.16)	7.22	5.99	7.46	.28
Less Dividends and Distributions:
Dividends from net investment income	(.74)	(.58)	(.61)	(.52)	(.45)
Distributions from net realized gains	(2.15)	(.09)	-	-	-
Total dividends and distributions	(2.89)	(.67)	(.61)	(.52)	(.45)
Net asset value, end of year	$41.07	$44.12	$37.57	$32.19	$25.25
Total Return(b):	(.78)%	19.42%	19.06%	29.94%	1.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$388,796	$425,001	$405,721	$382,510	$336,727
Average net assets (000)	$442,546	$424,209	$390,330	$373,819	$381,784
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.25%	.25%	.25%	.25%	.25%
Expenses before waivers and/or expense reimbursement	.32%	.39%	.47%	.47%	.47%
Net investment income	1.78%	1.75%	1.98%	1.91%	1.73%
Portfolio turnover rate	6%	4%	3%	4%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Stock Index Fund	53

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential Stock Index Fund, a series of Prudential Investment Portfolios 8 (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2015

54

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2015, the Fund reports the maximum amount allowed per share, but not less than $2.02 for Class A, C, I and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Stock Index Fund	100.00%	96.37%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

Prudential Stock Index Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Stock Index Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1996; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Stock Index Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Stock Index Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Stock Index Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2014 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper S&P 500 Index Objective Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons

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placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to retain the existing management fee waiver so that the effective management fee rate is 0.08% though January 31, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STOCK INDEX FUND

SHARE CLASS	A	C	I	Z
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F306	74441F405	74441F504

MF174E    0285044-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2015 and September 30, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,950 and $22,950, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(c) Tax Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(d) All Other Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

▪     Federal, state and local income tax compliance; and,

▪     Sales and use tax compliance

➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2015 and September 30, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2015 and September 30, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 19, 2015